Exhibit 10.1

FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective as of the ___ day of December, 2015 (the “Amendment Effective Date”), is entered into by and among DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the “Parent”), the US Borrowers party hereto, the Alternative Currency Borrowers party hereto (the Parent, the US Borrowers and Alternative Currency Borrowers are, collectively, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
RECITALS
WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the London Agent and the Canadian Agent entered into that certain Second Amended and Restated Credit Agreement dated as of February 23, 2015 (as may be amended from time to time, the “Credit Agreement”);
WHEREAS, the Parent has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement;
WHEREAS, the Administrative Agent and the Lenders are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein, provided that the Borrowers and the Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Guarantors, the Lenders and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2.    Amendments to Section 1.01.
(a)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Consolidated EBITDA” means, for any Person, for any period, Net Income of such Person and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP for such period, plus, to the extent deducted in the determination of such Net Income and without duplication, (a) provisions for income taxes, (b) Interest Expense, (c) depreciation and amortization expense, (d) extraordinary, non-recurring charges, excluding any charges or expenses related to the categories described in the definition of Specified Extraordinary Charges, (e) the Specified Extraordinary Charges and (f) other non-cash charges excluding inventory reserves; and minus, to the extent included in the determination of such Net Income and without duplication, (i) interest income, (ii) extraordinary, non-recurring income, revenue or gains and (iii) other non-cash income.
“Debt Service Coverage Ratio” means, for any trailing four quarter period, the ratio of (a) Consolidated Pro Forma EBITDA of the Parent for such period, minus the sum of (i) Cash Dividends, (ii) the capital expenditures for such period for the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP and (iii) cash income Taxes paid or payable for such period by the Parent and its Subsidiaries (excluding $2,000,000.00 of German income taxes paid in cash in the first fiscal quarter of 2016) to (b) the sum of (i) cash Interest Expense of the Parent for such period and (ii) scheduled principal payments of Consolidated Funded Indebtedness actually made during such period.
“Initial Term Loan Termination Date” means December 18, 2015.
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:
“Cash Dividends” means, the regularly scheduled cash dividends paid by the Parent in the ordinary course of business during the trailing four quarter period; provided that (i) for the trailing four quarter period ended March 31, 2016, “Cash Dividends” shall be the cash dividends paid during the first fiscal quarter of 2016, multiplied by four (4), (ii) for the trailing four quarter period ended June 30, 2016, “Cash Dividends” shall be the cash dividends paid during the first and second fiscal quarters of 2016, multiplied by two (2) and (iii) for the trailing four quarter period ended September 30, 2016, “Cash Dividends” shall be the cash dividends paid during the first, second and third fiscal quarters of 2016, multiplied by four-thirds (4/3).
“Specified Extraordinary Charges” means, (i) up to $2,000,000 for pro forma cost savings related to (A) headcount reductions, (B) location closures and/or consolidations and (C) up to $575,000 of one-time new product rollout expenses for the launch of DynaStage product, (ii) up to $450,000 for one-time restatement related expenses incurred in the first fiscal quarter of 2015, and (iii) up to $200,000 for one-time legal fees associated with an anti-dumping ruling incurred in the third and fourth fiscal quarters of 2015.

(c)    From the Amendment Effective Date through September 30, 2016, the table set forth in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Level	Leverage Ratio	Applicable Margin for Eurocurrency, EURIBOR and CDOR Loans	Applicable Margin for ABR and Canadian Prime Loans
I	1.00 > X	1.25%	0.25%
II	1.50 > X > 1.00	1.50%	0.50%
III	2.00 > X > 1.50	1.75%	0.75%
IV	2.50 > X > 2.00	2.00%	1.00%
V	3.00 > X > 2.50	2.25%	1.25%
VI	X > 3.00	2.75%	1.50%

(d)    After September 30, 2016, the table set forth in the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Level	Leverage Ratio	Applicable Margin for Eurocurrency, EURIBOR and CDOR Loans	Applicable Margin for ABR and Canadian Prime Loans
I	1.00 > X	1.25%	0.25%
II	1.50 > X > 1.00	1.50%	0.50%
III	2.00 > X > 1.50	1.75%	0.75%
IV	2.50 > X > 2.00	2.00%	1.00%
V	X > 2.50	2.25%	1.25%

(e)    The last sentence of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“If the Parent fails to deliver the financial statements and corresponding Compliance Certificate to the Administrative Agent at the time required pursuant to Section 5.01, then effective as of the date such financial statements and corresponding Compliance Certificate were required to be delivered pursuant to Section 5.01, the Applicable Margin shall be determined at the Level which corresponds to the maximum Leverage Ratio permitted under Section 6.15 at such time and shall remain at such level until the date such financial statements and corresponding Compliance Certificate are so delivered by the Parent.”

(f)    The table set forth in the definition of “Commitment Fee Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Level	Leverage Ratio	Commitment Fee Rate
I	1.00 > X	0.25%
II	1.50 > X > 1.00	0.30%
III	2.00 > X > 1.50	0.35%
IV	2.50 > X > 2.00	0.40%
V	3.00 > X > 2.50	0.45%
VI	X > 3.00	0.50%

(g)    The last sentence of the definition of “US Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The aggregate amount of the Lenders’ US Commitments as of December ____, 2015, is $65,000,000.”
3.    Amendment to Section 6.07(d).
(a)    Section 6.07(d) of the Credit Agreement is hereby amended and restated to read as follows:
“(d)    Restricted Payments by the Parent in any amount so long as (i) no Event of Default exists or is created thereby and (ii) the Leverage Ratio calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Restricted Payment as if it were paid at the commencement of such four-quarter period is not greater than the maximum Leverage Ratio permitted under Section 6.15 at such time minus 0.50; provided that Restricted Payments by the Parent shall be limited to a per share dividend amount less than or equal to the per share dividend amount of Restricted Payments by the Parent in the immediately prior fiscal quarter unless the Leverage Ratio calculated on a pro forma basis for the most recently ended trailing four-quarter period giving effect to such Restricted Payment as if it were paid at the commencement of such four-quarter period is less than 2.0 to 1.0.”
4.    Amendment to Section 6.15. Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“6.15    Leverage Ratio. The Parent shall not permit the Leverage Ratio for any trailing four quarter period measured as of the last day of any fiscal quarter to exceed (i) for the fiscal quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, 3.0 to 1.0, (ii) for the fiscal quarters ended December 31, 2015, March 31, 2016 and June 30, 2016, 3.75 to 1.0, (iii) for

the fiscal quarter ended September 30, 2016, 3.25 to 1.0, and (iv) thereafter, 3.0 to 1.0.”
5.    Amendment to Schedule 2.01. Schedule 2.01 attached to the Credit Agreement titled “Commitments” is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.
6.    Ratification. Each of the Borrowers and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Administrative Agent, the London Agent or the Canadian Agent created by or contained in any of such documents nor are the Borrowers nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.
7.    Representations and Warranties. Each of the Borrowers and Guarantors hereby represents and warrants to the Administrative Agent, the London Agent, the Canadian Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrowers and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (provided, that to the extent any such representation and warranty was made as of a specific date, such representation and warranty shall be true and correct in all material respects as of such specific date), (d) after giving effect to this Amendment, no Default or Event of Default exists and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrowers and Guarantors.
8.    Conditions to Effectiveness. This Amendment shall be effective on the Amendment Effective Date upon (a) the execution and delivery hereof by the Borrowers, the Guarantors and the Required Lenders to the Administrative Agent and receipt by the Administrative Agent of this Amendment and (b) the execution and delivery hereof by the Parent to the Administrative Agent and receipt by the Administrative Agent of that certain First Amendment to Second Amended and Restated Credit Agreement Engagement Letter dated as of the date hereof.
9.    Release and Indemnity. Each of the Borrowers and Guarantors does hereby release and forever discharge the Administrative Agent, London Agent, the Canadian Agent, each of the Lenders, each of the Issuing Lenders and each Related Party of any of the foregoing from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties arising directly or indirectly out of the Loan Documents, any other documents, instruments or transactions relating thereto or the performance by any party thereto of their respective obligations thereunder. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or Guarantor, but such release, waiver, acquittal and discharge shall and does not include any claims, demands, damages, actions, cross-actions, causes of action, costs and expenses arising out of or relating to (a) the gross negligence or willful misconduct of any Indemnitee, (b) in the case of Section 2.14 of the Credit Agreement, the matters set forth in Section 2.14(e) of the Credit Agreement, (c) the obligations of each Lender under Section 2.16(e) of the Credit Agreement, or (d) any assignment or transfer by any Lender of its rights or obligations under the Credit Agreement and the other Loan Documents, except for any such assignment or transfer made in accordance with Section 10.04 of the Credit Agreement and the applicable provisions of the other Loan Documents, respectively. Each of the Borrowers and Guarantors hereby ratifies its obligations under the indemnification provisions contained in the Loan Documents to which it is a party, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnification obligations to the same extent as the Loan Documents.
10.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or other electronic form (i.e., “PDF”) each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
11.    Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.
12.    Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

PARENT, US BORROWER, ALTERNATIVE CURRENCY BORROWER AND US GUARANTOR:	DYNAMIC MATERIALS CORPORATION
By: /s/ Michael Kuta Name: Michael Kuta Title: Chief Financial Officer

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

US BORROWER AND US GUARANTOR:	DMC KOREA, INC.

By: /s/ Michael Kuta Name: Michael Kuta Title: Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

US BORROWER AND US GUARANTOR:	DynaEnergetics US, INC.

By: /s/ Michael Kuta Name: Michael Kuta Title: Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS CANADA INC.

By: /s/ Ian Grieves Name: Ian Grieves Title: President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS LUXEMBOURG 1 S.Á R.L.

By: /s/ Ian Grieves Name: Ian Grieves Title: Class B Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAMIC MATERIALS LUXEMBOURG 2 S.Á R.L.

By: /s/ Ian Grieves Name: Ian Grieves Title: Class B Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NOBELCLAD EUROPE SA

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Administrator et Directeur Général

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NITRO METALL AB

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS HOLDING GMBH

By: /s/ Ian Grieves Name: Ian Grieves Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS BETEILIGUNGS GMBH

By: /s/ Achim Pabst Name: Achim Pabst Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	DYNAENERGETICS GMBH & CO., KG
By: DYNAENERGETICS BETEILIGUNGS GMBH, as general partner

By: /s/ Achim Pabst Name: Achim Pabst Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	NOBELCLAD EUROPE HOLDING GmbH

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY BORROWER AND FOREIGN GUARANTOR:	NOBELCLAD EUROPE GmbH AND CO., KG

By: NOBELCLAD EUROPE HOLDING GMBH, as general partner

By: /s/ Antoine Nobili Name: Antoine Nobili Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	ooo DYNAenergetics RUS

By: /s/ Eduard Nurmuhametov Name: Eduard Nurmuhametov Title: General Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS SIBERIA LIMITED

By: /s/ Wilhelm Sonnenberg Name: Wilhelm Sonnenberg Title: General Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	TOO KAZ DynaEnergetics

By: /s/ Assel Tazhenova Name: Assel Tazhenova Title: Managing Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS CORPORATION (HK) LIMITED

By: /s/ Michael Kuta Name: Michael Kuta Title: Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAMIC MATERIALS CORPORATION (SHANGHAI) TRADING CO. LTD.

By: /s/ Bin Zhang Name: Bin Zhang Title: Director/Legal Representative

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

FOREIGN GUARANTOR:	DYNAENERGETICS COLOMBIA S A S EN LIQUIDACTION

By: /s/ Michael Kuta Name: Michael Kuta Title: Director

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, US ISSUING LENDER, US SWINGLINE LENDER AND US LENDER:	JPMORGAN CHASE BANK, N.A. By: /s/ Karl Thomasma Name: Karl Thomasma Title: Senior Underwriter

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

LONDON AGENT:	J.P. MORGAN EUROPE LIMITED By: Name: Title:

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

LONDON ISSUING LENDER, EURO SWINGLINE LENDER AND ALTERNATIVE CURRENCY LENDER TO DYNAMIC MATERIALS LUXEMBOURG 2 S.Á R.L.:	J.P. MORGAN EUROPE LIMITED By: Name: Title:

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

CANADIAN AGENT, CANADIAN ISSUING LENDER AND ALTERNATIVE CURRENCY LENDER:	JPMORGAN CHASE BANK, N.A., TORONTO BRANCH By: /s/ Michael Tam Name: Michael N. Tam Title: Senior Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

SYNDICATION AGENT, US LENDER AND ALTERNATIVE CURRENCY LENDER:	KEYBANK NATIONAL ASSOCIATION By: /s/ Dru Chiesa Name: Dru Chiesa Title: Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

DOCUMENTATION AGENT, US LENDER AND ALTERNATIVE CURRENCY LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Patrick McCormack Name: Patrick McCormack Title: Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

US LENDER AND ALTERNATIVE CURRENCY LENDER:	BANK OF AMERICA, N.A. By: /s/ Michael T. Letsch Name: Michael T. Letsch Title: Senior Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

ALTERNATIVE CURRENCY LENDER:	BANK OF AMERICA, NATIONAL ASSOCIATION (CANADA BRANCH) By: /s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

Signature Page to First Amendment to the Second Amended and Restated Credit Agreement

Schedule 2.01
Commitments

LENDER	US COMMITMENT	ALTERNATIVE CURRENCY COMMITMENT
JPMorgan Chase Bank, N.A.	$20,583,333.34
J.P. Morgan Europe Limited / JPMorgan Chase Bank, N.A., London Branch / JPMorgan Chase Bank, N.A., Toronto Branch[1]		$3,166,666.66
KeyBank National Association	$15,708,333.33	$2,416,666.67
Wells Fargo Bank, National Association	$15,708,333.33	$2,416,666.67
Bank of America, N.A.	$13,000,000.00
Bank of America, N.A. / Bank of America, National Association (Canada Branch)		$2,000,000.00
TOTAL	$65,000,000.00	$10,000,000.00

1 For purposes of Alternative Currency Loans in Alternative Currencies other than Canadian Dollars to the Alternative Currency Borrowers other than Dynamic Materials Lux 2, JPMorgan Chase Bank, N.A., London Branch shall be an Alternative Currency Lender. For purposes of such Alternative Currency Loans to Dynamic Materials Lux 2, J.P. Morgan Europe Limited shall be an Alternative Currency Lender. For purposes of Alternative Currency Loans in Canadian Dollars to the Parent, JPMorgan Chase Bank, N.A., Toronto Branch shall be an Alternative Currency Lender.

Schedule 2.01